UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2017

NOTIS GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	30-0893689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

633 West 5th Street, 28th Floor

Los Angeles, California 90071

(Address of principal executive offices) (zip code)

(323) 688-7911

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 21, 2017, Notis Global, Inc. (the “Registrant”) dismissed Marcum, LLP (“Marcum”) as the Registrant’s principal accountant effective on such date.  The report of Marcum on the Registrant’s consolidated financial statements for the fiscal years ended December 31, 2014 and 2015 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Marcum’s report for the years ended December 31, 2014 and 2015 included an explanatory paragraph raising substantial doubt about the Registrant’s ability to continue as a going concern.

As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, the Company’s management and Board identified certain matters that constituted material weaknesses in the Company's internal control over financial reporting and such weakness was advised by Marcum.

During the fiscal years ended December 31, 2014 and 2015, and the subsequent period through April 21, 2017, the date of dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, nor were there any reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant engaged Sadler, Gibb & Associates, LLC (“Sadler, Gibb”) as its new principal accountant effective as of April 21, 2017.  During the fiscal years ended December 31, 2014 and 2015, and the subsequent interim period through April 21, 2017, neither the Registrant nor anyone on the Registrant’s behalf engaged Sadler, Gibb regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject of a “disagreement” or a “reportable event,” both as such terms are defined in Item 304 of Regulation S-K.

The decision to dismiss Marcum and to engage Sadler Gibb was recommended and approved both by the Registrant’s Audit Committee of the Board of Directors and by the Board of Directors.

The Registrant has made the contents of this Form 8-K available to Marcum and requested it to furnish a letter to the Securities and Exchange Commission as to whether Marcum agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views.  A copy of such letter is attached hereto as Exhibit 16.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

16.1*	Letter from Marcum dated April 27, 2017.

*  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTIS GLOBAL, INC.

Dated: April 27, 2017	By:	/s/ Jeffrey Goh
	Name:	Jeffrey Goh
	Title:	Chief Executive Officer